EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Caterpillar Financial Services Corporation (the "Company") on Form 10K for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 23, 2007                                                             /s/ Kent Adams
                                                                                                       Kent Adams
                                                                                                       President, Director, and Chief Executive Officer

Date:  February 23, 2007                                                             /s/ Edward J. Scott
                                                                                                       Edward J. Scott
                                                                                                       Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.